UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

WORLD HEALTH ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30256	59-2762023
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1825 NW Corporate Blvd. Suite 110, Boca Raton, FL 33431
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 870-0440

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

World Health Energy Holdings, Inc., (the “Company” or “WHEN”) is amending the current report issued on Form 8-K on June 28, 2022 (the “Original 8-K Report”) to reflect the occurrence of certain events following the filing of the Original 8-K Report. Except as otherwise amended, the Original 8-K Report stands,

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 28, 2022, World Health Energy Holdings, Inc., (the “Company” or “WHEN”) disclosed in a Current Report on Form 8-K that the Company completed the acquisition of a 26% equity interest in CrossMobile Sp. z o.o,, a company formed under the laws of Poland (“CrossMobile”). As previously disclosed, on March 22, 2022 the Company, CrossMobile and the shareholders of CrossMobile entered into an Investment Agreement (the “Agreement”) pursuant to which the Company is to purchase 26% of the outstanding common share capital of CrossMobile on a fully diluted basis, in consideration of the issuance by the Company to CrossMobile of 10,000,000,000 restricted shares of Company common stock.

As required under Polish law, the application to increase the share capital of CrossMobile so that CrossMobile is authorized to issue to WHEN the ordinary shares representing the 26% equity stake in CrossMobile, which increase is a pre-requisite under local law to the issuance to WHEN of the CrossMobile equity interest, was filed with the Polish Companies Registrar on June 22, 2022. Following the issuance of the Original 8-K Report, the Company was advised that share capital increase and the issuance to WHEN of the ordinary shares representing 26% equity in CrossMobile may take several weeks. In fact, the share capital increase and the issuance to WHEN of the ordinary shares representing 26% equity in CrossMobile was finally approved by the Polish Companies Registrar on July 22, 2022 and published on August 1, 2022. Accordingly, the closing conditions to the Investment Agreement were completed on July 22, 2022.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Giora Rozensweig
August 22, 2022		Chief Executive Officer